Exhibit 99.1

Investor Contact:	Michael E. Conley (972) 443-6557
Media Contact:	Lars Rosene (469) 420-3264
FOR IMMEDIATE RELEASE
Flowserve Restatement and 2004 Financial Statements Near
Completion, Expects to File 2004 Form 10-K in January
Expects Fourth Quarter 2005 Bookings to be Up
10 Percent to 15 Percent Over Prior Year
DALLAS — Dec. 29, 2005 — Flowserve Corp. (NYSE: FLS) today said its 2004 Form 10-K is near completion and is expected to be filed with the Securities and Exchange Commission during January 2006. In addition, the company said it anticipates strong fourth quarter 2005 bookings and cash flow.
2004 Form 10-K Filing Update
The company said that the restatement of 2002 and 2003 and the preparation of its 2004 financial statements are nearly complete and indicated that it expects to file its 2004 Form 10-K during the month of January. Chief Financial Officer Mark A. Blinn explained, “We are taking extra time to finalize the company’s tax provision for these periods, which represents the key remaining open work stream. Our primary focus is on accuracy and thoroughness, and we believe this additional analysis is necessary and prudent.”
The company also announced that it obtained lender consents that extended until Feb. 28, 2006, the requirement for delivering to its lenders its 2004 audited financial statements. Further, the company confirmed that the New York Stock Exchange extended its deadline until March 31, 2006, for the company to file its 2004 Form 10-K with the SEC.
The company also confirmed that it has resolved the tax issues related to the previously announced IRS audit of its 1999 through 2001 tax returns with little cash impact on the company.
Subject to completion of the remaining tax provision work, the company believes that the cumulative reduction in net income arising from the restatement will be around $30 million, including the impact of charges arising before 2000.
As part of its work to complete the 2004 Form 10-K, the company has been finalizing its assessments of its material weaknesses in internal controls as of Dec. 31, 2004. In addition to, or as clarifications of, those previously announced, the company has identified material weaknesses in the following areas: non-U.S. pension accounting, period-end financial close and reporting, inventory management, derivatives, control environment, accounts receivable and related factoring and securitization, accounting for mergers and acquisitions, investments in unconsolidated subsidiaries, intangibles and various accrued liabilities.

As previously reported, the company has worked during 2005 to actively address its material weaknesses. While the company, as previously announced, expects to report in its 2004 Form 10-K that certain of its internal controls were not operating effectively as of Dec. 31, 2004, it is continuing to take all actions necessary to receive an unqualified audit opinion on its 2004 financial statements.
Bookings and Cash Flow Update
The company said it expects its fourth quarter 2005 bookings will be up 10 percent to 15 percent compared with the fourth quarter of 2004. “We continue to see strong customer demand across a broad range of our product lines and geographical areas,” said President and Chief Executive Officer Lewis M. Kling. “We also anticipate continued strong cash flow in the fourth quarter of 2005.”
Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in 56 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services.
SAFE HARBOR STATEMENT: This news release includes forward-looking statements. Forward looking statements are all statements that are not statements of historical facts and include, without limitation, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition. The words “believe”, “seek”, “anticipate”, “plan”, “estimate”, “expect”, “intend”, “project”, “forecast”, “predict”, “potential”, “continue”, “will”, “may”, “could”, “should”, and other words of similar meaning are intended to identify forward-looking statements. The forward-looking statements made in this news release are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that, in some cases, are beyond our control. These risks, uncertainties and factors may cause our actual results, performance and achievements, or industry results and market trends, to be materially different from any future results, performance, achievements or trends expressed or implied by such forward-looking statements. Important risks, uncertainties and other factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following: further delays in the report of the Company’s management and outside auditors on the Company’s internal control over financial reporting and related certification; further delays in the Company’s filing of its periodic public reports and any SEC, NYSE or debt rating agencies’ actions resulting therefrom; the possibility of adverse consequences of the pending securities litigation and SEC investigation; the possibility of adverse consequences of governmental tax audits of the Company’s tax returns, including the upcoming IRS audit of the company’s U.S. tax returns for the years 2002 through 2004; the Company’s ability to convert bookings, which are not subject to nor computed in accordance with generally accepted accounting principles, into revenues at acceptable, if any, profit margins, since such profit margins cannot be assured nor be necessarily assumed to follow historical trends; changes in the financial markets and the availability of capital; changes in the already competitive environment for the Company’s products or competitors’ responses to the Company’s strategies; the Company’s ability to integrate acquisitions into its management and operations; political risks, military actions or trade embargoes affecting customer markets, including the continuing conflict in Iraq and its potential impact on Middle Eastern markets and global petroleum producers; the Company’s ability to comply with the laws and regulations affecting its international operations, including the U.S. export laws, and the effect of any noncompliance; the health of the petroleum, chemical, power and water industries; economic conditions and the extent of economic growth in the U.S. and other countries and regions; unanticipated difficulties or costs associated with the implementation of systems, including software; the Company’s relative geographical profitability and its impact on the Company’s utilization of foreign tax credits; the recognition of significant expenses associated with realigning operations of acquired companies with those of Flowserve; the Company’s ability to meet the financial covenants and other requirements in its debt agreements; any terrorist attacks and the response of the U.S. to such attacks or to the threat of such attacks; technological developments in the Company’s products as compared with those of its competitors; changes in prevailing interest rates and the Company’s effective interest costs; and adverse changes in the regulatory climate and other legal obligations imposed on the Company. It is not possible to foresee or identify all the factors that may affect our future performance or any forward-looking information, and new risk factors can emerge from time to time. Given these risks and uncertainties, you should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements included in this news release are based on information available to us on the date of this news release. We undertake no obligation to revise or update any forward-looking statement or disclose any facts, events or circumstances that occur after the date hereof that may affect the accuracy of any forward-looking statement.
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